UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 of 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2005

palmOne, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29597	94-3150688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 N. McCarthy Blvd., Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

(408) 503-7000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On January 24, 2005, palmOne, Inc. (“palmOne or the “Company”) issued a press release announcing the resignation of its Chief Executive Officer, R. Todd Bradley. Mr. Bradley will remain at palmOne in his current capacity as the Chief Executive Officer of the Company until the current fiscal quarter ends on February 25, 2005. After the end of the fiscal quarter, he will remain an employee of palmOne and serve in an advisory capacity until the end of palmOne’s fiscal year on June 3, 2005.

(c) On January 24, 2005, palmOne announced that beginning February 26, 2005, Edward Colligan, the Company’s President, will serve as the interim Chief Executive Officer while the Company searches for Mr. Bradley’s permanent replacement.

Mr. Colligan, 43, has been serving as the Company’s President since June 2004 and previously served as Senior Vice President and General Manager of the Wireless Business Unit. He joined palmOne in October 2003 when the Company acquired Handspring, Inc., (“Handspring”), a handheld device company, where he served as the President and Chief Operating Officer.

In June 2003 and effective upon palmOne’s acquisition of Handspring, palmOne entered into an offer letter agreement with Mr. Colligan, which provides for: a base annual salary of $350,000, bonus eligibility, sales incentive compensation eligibility and a grant of 20,000 shares of palmOne restricted stock subject to two year vesting with 50% vesting after the first year and the remaining 50% vesting two years after the Handspring acquisition. Mr. Colligan’s base annual salary was increased to $480,000 when he became President of palmOne. In connection with his offer letter, palmOne also entered into its standard management retention and severance agreements (described in palmOne’s Proxy Statement for its 2004 annual stockholders’ meeting, filed with the Securities and Exchange Commission (the “Commission”) on September 24, 2004, and filed as exhibits 10.13 attached to its Registration Statement on Form S-1/A filed with the Commission on February 28, 2000 and 10.44 attached to its Quarterly Report on Form 10-Q filed with the Commission on October 11, 2002, respectively) with Mr. Colligan.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description
99.1	Press Release of palmOne, dated January 24, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PALMONE, INC.

Date: January 24, 2005	/s/ Andrew J. Brown
Andrew J. Brown
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of palmOne, dated January 24, 2005